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                   SECURITIES AND EXCHANGE COMMISSION PRIVATE

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d)of
                      the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) September 17,1997



                          Medic Computer Systems, Inc.
             (Exact name of registrant as specified in its charter)





                                 North Carolina
                 (State or other jurisdiction of incorporation)



     0-20183                                      56-1306083
(Commission File Number)                     (IRS Employer ID Number)


8601 Six Forks Road, Raleigh, North Carolina                 27615
      (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code (919) 847-8102


                                      N/A
         (Former name or former address, if changed since last report)

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Item 5. Other Events.

        On September 17, 1997, the Registrant issued the following press release:

Raleigh, N.C., September 17--Medic Computer Systems, Inc. (Nasdaq: MCSY), and Misys plc announced today that they now expect the Medic shareholders meeting that will be called to approve Misys's acquisition of Medic to be held in mid-November, although the date of the meeting has not been set. This timing is intended to allow for completion of the review process by the U.S. Securities and Exchange Commission of Medic's proxy materials for the meeting.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MEDIC COMPUTER SYSTEMS, INC.

Date: September 17, 1997
                                    /s/ Luanne L. Roth
                                    Luanne L. Roth,
                                    Vice President, Chief Financial Officer,
                                    Secretary and Treasurer
                                    (Principal Financial and Accounting
                                    Officer)